Exhibit 10.4 SENIOR STRATEGIC ADVISOR AGREEMENT This SENIOR STRATEGIC ADVISOR AGREEMENT (the “Agreement”) is entered into effective June 30, 2023 (“Effective Date”), between The Lovesac Company, a Delaware corporation, located at Two Landmark Square, Suite 300, Stamford, CT 06901 (the “Company”), and Donna Dellomo (the “Consultant,” and collectively with the Company, the “Parties”). WHEREAS, the Company desires to engage Consultant to provide consulting services, upon the terms and subject to the conditions hereinafter set forth; and WHEREAS, the Consultant has agreed to provide such consulting services, upon the terms and subject to the conditions hereinafter set forth; NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties hereto agree as follows: 1. Services. Consultant shall perform strategic advisory services and provide related deliverables for the Company (the “Services”) on a non-exclusive basis, as set forth in Schedule A. In the event of any conflict between Schedule A and this Agreement, the terms of this Agreement shall control except as expressly provided in Schedule A. Consultant shall be solely responsible for obtaining all licenses, permits, or certificates required to carry out the Services. 2. Duties, Term, and Compensation. The Consultant’s duties, term of engagement, compensation and provisions for payment thereof are detailed in Schedule A, attached hereto and made a part hereof, as may be amended in writing from time to time upon mutual agreement of the Parties. 3. Expenses. During the term of this Agreement, the Consultant shall bill the Company monthly, and the Company shall reimburse the Consultant monthly, for all reasonable and approved out-of-pocket expenses which are incurred in connection with the performance of the duties hereunder in accordance with the Company’s travel and expense policy. 4. Confidentiality. The Consultant acknowledges that during the term of this Agreement Consultant will have access to and become acquainted with Confidential Information of the Company. “Confidential Information” shall mean any information disclosed by the Company to the Consultant including without limitation, all information disclosed in connection with this Agreement and the services performed hereunder, proposals, strategic plans, trade secrets, intellectual property, employee information, strategic plans, forecasts, projections, financial information, product development plans, business development activity, business plans, business systems and techniques, proprietary technology, manufacturing processes and methods, patterns, spec sheets, tech packages, pictures, samples, source code, software, marketing plans, supplier names and contact information, customer names, customer lists, and/or customer data. The Consultant agrees that Consultant will not disclose any of the aforesaid, directly or indirectly, or use any of them in any manner, either during the term of this Agreement or at any time thereafter, except as required in the course of this engagement with the Company. All files, records, documents, blueprints, specifications, information, letters, notes, media lists, original

Exhibit 10.4 artwork/creative, notebooks, and similar items relating to the business of the Company, whether prepared by the Consultant or otherwise coming into Consultant’s possession, shall remain the exclusive property of the Company. The Consultant shall not retain any copies of the foregoing without the Company’s prior written permission. Upon the expiration or earlier termination of this Agreement, or whenever requested by the Company, the Consultant shall immediately deliver to Mary Fox at mary@lovesac.com or, with respect to any such items that are physical copies or items, in person, all such files, records, documents, specifications, information, and other items in Consultant’s possession or under Consultant’s control. 5. Conflicts of Interest. The Consultant represents that Consultant is free to enter into this Agreement and that this engagement does not violate the terms of any agreement between the Consultant and any third party. Further, the Consultant, in rendering duties shall not utilize any invention, discovery, development, improvement, innovation, or trade secret in which Consultant does not have a proprietary interest. During the term of this Agreement, the Consultant shall devote as much of Consultant’s productive time, energy, and abilities to the performance of Consultant’s duties hereunder as is necessary to perform the required duties in a timely and productive manner. 6. Indemnification. Each Party (“Indemnitor”) shall defend, indemnify and hold the other Party (“Indemnitee”) harmless against any third-party allegations, liabilities, claims, losses, expenses (including reasonable attorneys’ fees and disbursements), or claims to the extent arising from or relating to any actual or alleged (a) negligence, misconduct or intentional acts or omissions of Indemnitor or its employees, agents or contractors; (b) breach of any provision of, or representation in, this Agreement by the Indemnitor or its employees, agents or contractors, (c) violation of applicable laws by Indemnitor or its employees, agents or contractors; or (d) infringement or misappropriation or unauthorized use of the intellectual property rights of any third-party by Indemnitor or its employees, agents or contractors. The Indemnitee shall promptly notify the Indemnitor if it becomes aware of a situation that is likely to give rise to an indemnification obligation under this Agreement (“Claim”). If the Indemnitor agrees in writing to defend, indemnify and hold the Indemnitee harmless in full with respect to the Claim, then the Indemnitor shall have the right, at its sole expense, to select counsel and to control any litigation or other proceeding in connection with the Claim including the settlement, provided however, that the Indemnitor must obtain the Indemnitees consent to the settlement of the Claim. If the Indemnitee chooses to retain independent legal counsel, the fees for such independent legal counsel shall be the responsibility of the Indemnitee, but such decision shall have no impact on the Indemnitor’s obligations under this Section. IN NO OTHER EVENT SHALL EITHER PARTY BE LIABLE, FOR CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, SPECIAL, MULTIPLE, OR INDIRECT DAMAGES OF ANY KIND EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGES. 7. Notice to Company. Consultant agrees to provide the Company with advance written notice prior to commencing to directly or indirectly participating in, consulting with, rendering services for or in any manner engaging in any business competing with the businesses of the Company or its subsidiaries as such businesses exist or are in process or being planned during the term of this Agreement, within any county in which the Company or its subsidiaries have operating locations,

Exhibit 10.4 leases, options to lease or acquire property, or definitive plans known to the Consultant during the term of this Agreement, or otherwise accepting any other roles or consulting engagements. 8. Non-Disparagement. During the term of the Agreement and thereafter, without limitation of time, Consultant shall not at any time make, publish or communicate to any person or entity any Disparaging (as defined below) remarks, comments or statements concerning Company, any other equity holders of the Company, or any affiliates of any of the foregoing. “Disparaging” remarks, comments or statements are those that impugn the character, honesty, integrity, morality, business acumen or abilities of the individual or entity being disparaged. 9. Independent Consultant. This Agreement shall not render the Consultant an employee, partner, agent of, or joint venturer with the Company for any purpose. The Consultant is and will remain an independent Consultant in Consultant’s relationship to the Company. The Company shall not be responsible for withholding taxes with respect to the Consultant’s compensation hereunder. The Consultant shall have no claim against the Company hereunder or otherwise for vacation pay, sick leave, retirement benefits, social security, worker’s compensation, health or disability benefits, unemployment insurance benefits, or employee benefits of any kind. 10. Representations and Warranties. Consultant represents, warrants, and acknowledges as follows: (a) The Company only retains the right to direct the results achieved by Consultant. The Company does not retain the right to control the manner and means by which these results are to be accomplished, nor will the Company establish a quality standard for Consultant; provided, however, that Consultant shall perform the Services using Consultant’s best efforts in a manner consistent with professional industry standards. (b) Consultant shall determine how to perform Services under this Agreement. (c) The Company will neither provide nor require more than minimal training for Consultant. (d) Consultant’s Services shall not be integrated into the Company’s general business operations. (e) Consultant will remain directly responsible for the Services performed and will ensure that the work meets the specifications set forth by the Company. (f) Consultant shall not be required to submit regular written reports, but the Company shall periodically review Consultant’s progress in achieving the goals set forth by the Company. (g) Consultant understands that Consultant must obtain and keep current, at Consultant’s own expense, all permits, certificates, and licenses necessary for Consultant to perform the Services, if any. (h) Consultant has full power, authority, and capacity to enter into this Agreement and to perform Consultant’s obligations hereunder. This Agreement has been voluntarily executed by Consultant and constitutes a valid and binding agreement of Consultant.

Exhibit 10.4 (i) The Company will not dictate the time of performance; however, Consultant and the Company may agree upon a completion schedule and a range of mutually agreeable work hours. (j) Consultant has read this Agreement and has had the opportunity to have this Agreement reviewed by Consultant’s legal counsel. 11. Successors and Assigns. All of the provisions of this Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, if any, successors, and assigns. 12. Choice of Law. The laws of the state of Connecticut shall govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto. 13. Headings. Section headings are not to be considered a part of this Agreement and are not intended to be a full and accurate description of the contents hereof. 14. Waiver. Waiver by one Party hereto of breach of any provision of this Agreement by the other shall not operate or be construed as a continuing waiver. 15. Assignment. The Consultant shall not assign any of her rights under this Agreement or delegate the performance of any of her duties hereunder, without the prior written consent of the Company. 16. Notices. Any and all notices, demands, or other communications required or desired to be given hereunder by any Party shall be in writing and shall be validly given or made to another Party if personally served, or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested. If such notice or demand is served personally, notice shall be deemed constructively made at the time of such personal service. If such notice, demand or other communication is given by mail, such notice shall be conclusively deemed given five days after deposit thereof in the United States mail addressed to the party to whom such notice, demand or other communication is to be given as follows: if to the Company, at: The Lovesac Company 2 Landmark Square, Suite 300 Stamford, CT 06901 Attention: Head of People Department Copy to: The Lovesac Company 2 Landmark Square, Suite 300 Stamford, CT 06901 Attention: General Counsel legal@lovesac.com

Exhibit 10.4 if to the Consultant, to the Consultant at: Any Party hereto may change its address for purposes of this paragraph by written notice given in the manner provided above. 17. Modification or Amendment. No amendment, change or modification of this Agreement shall be valid unless in writing signed by the Parties hereto. 18. Entire Understanding. This document and any exhibit attached constitute the entire understanding and agreement of the Parties, and any and all prior agreements, understandings, and representations are hereby terminated and canceled in their entirety and are of no further force and effect. 19. Unenforceability of Provisions. If any provision of this Agreement, or any portion thereof, is held to be invalid and unenforceable, then the remainder of this Agreement shall nevertheless remain in full force and effect. 20. Authority. Consultant represents that she has the authority necessary to enter into this Agreement and neither the execution nor the delivery of this Agreement will immediately or with the passage of time conflict with or result in a breach of any other arrangement to which Consultant is a party. 21. Compliance with Policies and Laws. The Consultant agrees to abide by all the Company's policies and procedures, including without limitation, the Company's Code of Business Conduct and Ethics, Insider Trading Policy, including all trading window and preclearance requirements. The Consultant also agrees to abide by all laws applicable to the Company, in each jurisdiction that it does business, including without limitation securities and regulations governing publicly traded companies. IN WITNESS WHEREOF the undersigned have executed this Agreement as of the day and year first written above. The Parties hereto agree that facsimile signatures shall be as effective as if originals. THE LOVESAC COMPANY CONSULTANT By: /s/ Mary Fox By: /s/ Donna Dellomo Mary Fox Donna Dellomo President and Chief Operating Officer Date: June 30, 2023 Date: June 29, 2023

Exhibit 10.4 SCHEDULE A SERVICES, TERM, AND COMPENSATION SERVICES: The Consultant will perform the following services during the term of the Agreement remotely with travel to the Company’s Stamford, Connecticut headquarter upon request and approval by Mary Fox, President and Chief Operating Officer: • Assist with strategic financial plans, structure and projects; • Assist the President and COO with investor inquiries and board of director’s support, including attendance at board meetings, upon request; • Assist in transition activities; and • Provide knowledge share for financials, controls audits and investors, and all handover topics. The Company will accept and maintain all responsibility for its day-to-day accounting and bookkeeping functions and preparation of its financial statements during the term of the Agreement. REPORTING: Consultant will report directly to Mary Fox, President and Chief Operating Officer, and, upon mutual agreement of the parties, to any other officer or director of the Company designated by Ms. Fox in connection with the performance of the services under this Agreement and shall fulfill any other services reasonably requested by the Company and agreed to by the Consultant. TERM: This Agreement shall commence on June 30, 2023 and shall continue in full force and effect for twelve (12) months following the Effective Date (the “Term”), subject to the terms set forth in this Agreement and accompanying Schedule A. Following the expiration of the Term, the parties may agree to an extension upon mutually agreeable terms. TERMINATION: This Agreement and the Term, may be earlier terminated by Consultant upon sixty (60) days prior written notice to the Company, or by Company upon sixty (60) days prior written notice to the Consultant. If the Company terminates the Agreement prior to the expiration of the Term, Consultant shall continue to be paid the balance of the remaining Monthly Retainer payments through the remaining Term on the same schedule as such Monthly Retainer payments would have been made without regard to such termination, subject to Consultant timely executing and not revoking the Supplement Release Agreement (the “Supplemental Release”). If Consultant terminates the Agreement prior to the expiration of the Term, the Company shall pay Consultant any accrued but unpaid portion of the Monthly Retainer through the end of the month which Consultant provides services and any other vested or accrued but unpaid amounts pursuant to the terms of this Agreement. RETAINER: Consultant shall perform the services for up to twenty (20) hours per week, during normal business hours, for two (2) business days as agreed to by the Parties. As compensation for services as a Consultant rendered pursuant to this Agreement, Company shall pay Consultant a monthly retainer of $50,000 (“Monthly Retainer”), payable in arrears on or around the last day of

Exhibit 10.4 each month with the first payment due July 31, 2023. Consultant’s hours in excess of eighty-six (86) per month shall be billed at $600 per hour. During the Term, Consultant shall be eligible for a 40% discount on all full-price, non-discounted Company merchandise, and up to a 70% discount on warehouse sale opportunities, subject to applicable policies. The availability and amount of product discounts are subject to change in the Company’s discretion. In performing Consultant’s services hereunder, during the Term, Consultant shall be permitted to use all computer equipment provided by the Company in Consultant’s possession as of immediately prior to the Effective Date, including monitors, keyboards, printers, and laptops (collectively, the “Equipment”). Upon expiration of the Term, Consultant shall be permitted to retain all such Equipment. The Company shall continue to provide Consultant mobile WIFI hot spot coverage during the Term, at Company’s sole cost and expense; provided that, Consultant shall return the mobile hot spot device to the Company upon termination of the Agreement.. During the Term, the Company shall provide Consultant membership to or reimburse Consultant for membership to a CPE learning tool.